                                                               EXHIBIT (a)(1)(B)

                              LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK OF
                         UNITED STATES EXPLORATION, INC.

             Pursuant to the Offer to Purchase Dated November 21, 2002
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., MOUNTAIN TIME,, ON DECEMBER 23, 2002, UNLESS THE OFFER IS EXTENDED.
                        THE DEPOSITARY FOR THE OFFER IS:

                         SECURITIES TRANSFER CORPORATION
                              PHONE: (469) 633-0101
                               FAX: (469) 633-0088

For deliveries by hand or courier:                      For deliveries by mail:
2591 Dallas Parkway, Suite 102                          P.O. Box 701629
Frisco, Texas 75034                                     Dallas, Texas 75370-9967

      This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed.

                         DESCRIPTION OF SHARES TENDERED
                  (Attach Additional Signed List if Necessary)

Name(s) and Address(es) of Registered Holder(s)                            Total Number of
 (Please fill in, if blank, exactly as name(s)     Share Certificate     Shares Evidenced by      Number of Shares
      appear(s) on Share Certificate(s))               Number(s)*       Share Certificate(s)*         Tendered**
      ----------------------------------               ----------        ---------------------         ----------



TOTAL SHARES:
              ----------------------

      Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.*** Attach additional signed list if necessary. See Instruction 8.

1st:             2nd:              3rd:              4th:


      * DOES NOT need to be completed by shareholders tendering shares by book-entry transfer.

      ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

      *** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

      Delivery of this Letter of Transmittal to an address other than the address of the Depositary as set forth above will not constitute a valid delivery. Certificates for shares, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to the Company. Any documents delivered to the Company will not be forwarded to the Depositary and will not be deemed to be properly tendered. Delivery of this Letter of Transmittal and any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

      This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. If a shareholder desires to tender shares pursuant to the offer and the shareholder's share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date (or the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered if all of the conditions set forth in
Section 3 of the Offer to Purchase are satisfied. See Instruction 2.

      Under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. Certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions below.

      Acceptance of shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer.

                                    ODD LOTS
                               (See Instruction 7)

To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. By checking one of the two boxes below, the undersigned certifies that the undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]   is a broker, dealer, commercial bank, trust company, or other nominee that
      (a) is tendering for the beneficial owner(s) for whom it holds shares and
      (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

                               CONDITIONAL TENDER
                              (See Instruction 14)

A shareholder may tender shares subject to the condition that all or at least a specified minimum number of the shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase. Any shareholder desiring to make a conditional tender must so indicate by checking the box below and indicating the minimum number of shares in the space provided.

If the effect of accepting tenders on a pro rata basis would be to reduce the number of shares to be purchased from any shareholder below the minimum number specified, the tender will automatically be regarded as withdrawn (except as provided in the next paragraph). All shares tendered by a shareholder subject to a conditional tender and regarded as withdrawn as a result of proration will be returned promptly after the Expiration Date.

Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ] Tender is conditioned on the minimum number of shares set forth below being purchased:

                                              shares.
                           ------------------

                    SPECIAL PAYMENT OR DELIVERY INSTRUCTIONS

The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions below. The undersigned acknowledges that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any shares from the name of the registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the Company does not purchase any of the shares.

       SPECIAL PAYMENT INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 1, 5, 6 and 9.)                                 (See Instructions 1, 5, 6 and 9.)
To be completed ONLY if certificate(s) for shares not        To be completed ONLY if certificate(s) for shares not
tendered or not purchased and/or any check for the           tendered or not purchased and/or any check for the
purchase price are to be issued in the name of someone       purchase price are to be mailed or sent to someone
other than the undersigned, or if shares tendered and        other than the undersigned, or to the undersigned at an
delivered by book-entry transfer which are not purchased     address other than that designated above.
are to be returned by credit to an account at The
Book-Entry Transfer Facility other than the account from
which the book-entry transfer was received.

Issue:   [ ]  Check                                          Mail:    [ ]  Check

         [ ]  Share Certificate(s) to:                                [ ]  Share Certificate(s) to:

Name:                                                        Name:
       -------------------------------                              -------------------------------
               (Please Print)                                               (Please Print)

Address:                                                     Address:
        ------------------------------                               ------------------------------

        ------------------------------                               ------------------------------

        ------------------------------                               ------------------------------
               (Include Zip Code)                                           (Include Zip Code)


        ----------------------------------
        (Tax ID or Social Security Number)
        (See Substitute Form W-9)

[ ]   Credit shares delivered by book-entry
      transfer and not purchased to the account at the Book-Entry Transfer Facility set forth below:

Account Number:
                ------------------

                        LOST OR DESTROYED CERTIFICATE(S)

If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Shareholders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

                         DELIVERY BY BOOK-ENTRY TRANSFER

[ ] Check here if tendered shares are being delivered by book-entry transfer in accordance with the Automated Tender Offer Program of the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:
                               -------------------------------------------------

Account No.:
             -------------------------------------------------------------------

Transaction Code No.:
                      ----------------------------------------------------------

                TENDER PURSUANT TO NOTICE OF GUARANTEED DELIVERY

[ ] Check here if shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Holder(s):
                                 -----------------------------------------------

Date of execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Name of Institution that Guaranteed Delivery:
                                              ----------------------------------

Window Ticket Number (if any):
                               -------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to United States Exploration, Inc., a Colorado corporation (the Company), the above-described shares of the Company's common stock, $.0001 par value, at the price of $1.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions described in the Offer to Purchase dated November 21, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

(b) present certificates for the shares for cancellation and transfer on the Company's books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to the Company that:

(1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

(2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position, within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;

(3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

(4) the undersigned has read, understands and agrees to all of the terms of the offer.

The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including without limitation by reason of any delay in making payment.

All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                            [SIGNATURE PAGE FOLLOWS.]

                                    IMPORTANT
                         SHAREHOLDERS SIGN HERE
         (Please Complete and Return the Attached Substitute Form W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Signature(s) of Owner(s):
                          ------------------------------------------------------

Dated:
       -------------------------------------------------------------------------
Name(s):
         -----------------------------------------------------------------------
                  (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                  (Include Zip Code)

Daytime Area Code and Telephone Number:
                                        ----------------------------------------

Taxpayer Identification or Social Security Number:
                                                   -----------------------------
                                                     (See Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
     (See Instructions 1 and 5 to determine if signature guarantee required)

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                  (Please Print)

Title:
       -------------------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                  (Include Zip Code)

Area Code and Telephone Number:
                                ------------------------------------------------

Date:
      ---------------------------------

                                  INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer.

1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, will include any participant in The Depository Trust Company (the Book-Entry Transfer Facility) whose name appears on a security position listing as the owner of the shares) tendered and the holder has not completed either the box entitled Special Delivery Instructions or the box entitled Special Payment Instructions on this Letter of Transmittal; or

(b) shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an eligible guarantor institution, as the term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an Eligible Institution).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender of shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares or confirmation of a book-entry transfer in accordance with the Automated Tender Offer Program of the Book-Entry Transfer Facility (described in Section 3 of the Offer to Purchase) of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or an Agent's Message, and any other documents required by this Letter of Transmittal, should be delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. The Letter of Transmittal (manually signed), an Agent's Message and any other required documents (other than share certificates) may be delivered to the Depositary by facsimile transmission. Delivery of the Letter of Transmittal and any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

If a shareholder desires to tender shares pursuant to the offer and the shareholder's share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date (or the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered, if all of the following conditions are satisfied:

(a) the tender is made by or through an Eligible Institution;

(b) the Depositary receives by hand, mail, overnight courier, telegram or facsimile transmission, on or before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with this Offer to Purchase; and

(c) the certificates for all tendered shares, in proper form for transfer (or confirmation of book-entry transfer of the shares in accordance with the Automated Tender Offer Program of the Book-Entry Transfer Facility), together with a properly completed and duly executed Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are received by the Depositary within three AMEX trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

The method of delivery of all documents, including certificates for shares, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

3. INADEQUATE SPACE. If the space provided in the box entitled Description of Shares Tendered above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled Number of Shares Tendered in the box entitled Description of Shares Tendered above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any tendered shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions in this Letter of Transmittal, promptly after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile) as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Depositary and the Company of his or her authority to so act.

6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, either

(a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); or

(b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Company will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

7. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares (an Odd Lot Holder). This preference will not be available unless the section captioned Odd Lots is completed, even though fewer than 100 shares are tendered.

8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Section 1 of the Offer to Purchase.

9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled Special Payment Instructions and/or the box entitled Special Delivery Instructions on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

10. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the offer (other than the condition that the tender offer will not cause the shares to be delisted from the AMEX or eligible for deregistration under the Exchange Act) or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and the Company's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured on or prior to the Expiration Date. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity. Neither will the Company be liable for failure to waive any defect or irregularity in any tender.

11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. You may request additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Company or the Depository at its address and telephone number set forth at the end of this Letter of Transmittal.

12. IMPORTANT TAX INFORMATION AND SUBSTITUTE FORM W-9. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the Payee), provide the Depositary with the Payee's correct Taxpayer Identification Number (TIN), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that
(i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write Applied For in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing Applied For on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write Exempt in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

13. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

14. CONDITIONAL TENDERS. As described in Sections 3 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If more than 1,500,000 shares are tendered, the Company will prorate the number of shares purchased pursuant to the offer. If the effect of accepting tenders on a pro rata basis would be to reduce the number of shares to be purchased from any shareholder below the minimum number specified, the tender will automatically be regarded as withdrawn. If conditional tenders would otherwise be regarded as withdrawn and would cause the total number of shares to be purchased to fall below 1,500,000 (or such greater number of shares as the Company may elect to purchase) then, to the extent feasible, the Company will select by lot enough of the conditional tenders (using the minimum number of shares specified) that would otherwise have been withdrawn to permit the Company to purchase 1,500,000 shares (or such greater number of shares as the Company may elect to purchase).

All tendered shares will be deemed unconditionally tendered unless the conditional tender section of this Letter of Transmittal is properly completed. The conditional tender alternative is made available so that a shareholder may assure that the purchase of shares from the shareholder pursuant to the offer will be treated as a sale of the shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

This Letter of Transmittal, properly completed and duly executed, or manually signed facsimile of this Letter of Transmittal, together with certificates representing shares being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received by the Depositary by the Expiration Date. Shareholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES

            SUBSTITUTE REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND
                             CERTIFICATION FORM W-9

Give form to the requester. Do not send to the IRS.

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

PART 1 - TAXPAYER IDENTIFICATION NUMBER (TIN)

Name
            -------------------------------

Address
            -------------------------------
                  number and street


            -------------------------------
                  city, state, zip

Enter your TIN in the appropriate space. For individuals, this is your social security number (SSN). However, if you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to Get a TIN below.

Social security number:    -  -
                        --- -- ----
                                       OR

Employer identification number:       -
                                ------ ---------------
PART 2 - CERTIFICATION

Under penalties of perjury, I certify that:

      1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

      2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE                                               DATE

-----------------------------------------------         ------------------------

How to Get a TIN: If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www. irs.gov.


-----------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.


-----------------------------------------------         ------------------------
Signature                                               Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN
      BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.


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